                                                                   EXHIBIT 99.2


                               VOTING AGREEMENT



        VOTING AGREEMENT, dated May 28, 1996, between Olsten Corporation, a Delaware corporation ("Acquiror") and Lisa Moore Turano, a shareholder (the "Shareholder") of Co-Counsel, Inc., a Texas corporation (the "Company").

                             W I T N E S S E T H:


        WHEREAS, simultaneously with the execution and delivery of this Agreement, Acquiror, the Company and Lawyers Acquisition Corp., a Texas corporation ("Merger Sub"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"); and

        WHEREAS, the Shareholder is the record and beneficial owner of 1,500,000 shares of the Company's Common Stock, par value $.01 per share (the "Block Shares");

        WHEREAS, approval of the Merger Agreement and the Merger by the Company's shareholders is a condition to the consummation of the Merger (as defined in the Merger Agreement); and

        WHEREAS, as a condition to its entering into the Merger Agreement, Acquiror has required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        Section 1.  Voting Agreement and Grant of Proxy.

        (a) The Shareholder hereby agrees that at any meeting of the shareholders of the Company, however called, and in connection with any action of the shareholders of the Company, the Shareholder shall vote the Block Shares and any other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder; (i) in favor of the Merger and (ii) against any proposal for any recapitalization, merger (other than the Merger), sale of assets or other business combination between the Company and any other person or entity (other than Acquiror or Merger Sub) or any other action or agreement that Acquiror notifies the Shareholder in writing before any vote could result in a breach of any covenant, representation or warranty or any other obligation or agreement of the

Company under the Merger Agreement or which could result in any of the conditions to the Merger Agreement not being fulfilled.

        (b) Except as provided in this Section 1, the Shareholder hereby agrees that he or she shall not, and shall not offer or agree to, sell, transfer, tender, assign, pledge or otherwise dispose of, or grant any proxies with respect to, the Block Shares, or enter into any contract, option or other arrangement or understanding with respect to the sale, assignment, pledge or other disposition, directly or indirectly, of the Block Shares or other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder.

        (c) The Shareholder, by this Agreement, with respect to the Block Shares and any other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder, does hereby constitute and appoint Acquiror and Merger Sub, or any nominee of Acquiror and Merger Sub, with full power of substitution, from the date hereof to the earlier to occur of termination of this Agreement or the Effective Time, as his or her true and lawful attorney and proxy ("Proxy"), for and in the name, place and stead of the Shareholder, to demand that the Secretary of the Company call a special meeting of the shareholders of the Company for the purpose of considering any actions related to the Merger Agreement and the Plan of Merger (as defined in the Merger Agreement) and to vote each of the Block Shares and any other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder, at every annual, special or adjourned meeting of the shareholders of the Company, including the right to sign his or her name (as shareholder) to any consent, certificate or other document relating to the Company that the law of the State of Texas may permit or require: (i) in favor of the Plan of Merger and the Merger Agreement and (ii) against any proposal for any recapitalization, merger (other than the Plan of Merger), sale of assets or other business combination between the Company and any other person or entity (other than Acquiror or Merger Sub) or any other action or agreement that Acquiror notifies the Shareholder in writing before any vote could result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the Merger Agreement not being fulfilled.

        (d) THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Shareholder acknowledges receipt and review of a copy of the Merger Agreement. The Shareholder hereby revokes all proxies heretofore made by him or her that are inconsistent with this Section 1.

        (e) The Shareholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Acquiror





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
and Merger Sub the power to carry out and give effect to the provisions of this Agreement.

         (f) The Shareholder agrees that he or she will not vote any of the Block Shares or any other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder, at any annual, special or adjourned meeting of the shareholders of the company, including the right to sign his or her name (as shareholder) to any consent, certificate or other document relating to the Company that the law of the State of Texas may permit or require, in any manner that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement.

         (g) The Company will cause each certificate of the Shareholder evidencing the Block Shares outstanding during the period that this Agreement is in effect to bear a legend in the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF AN AGREEMENT DATED MAY 24, 1996, AS IT MAY BE AMENDED, AMONG ACQUIROR, THE COMPANY AND LAWYERS ACQUISITION CORP. AND THE REGISTERED HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

         Section 2. Term of Agreement. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been executed and delivered. If the Merger Agreement is terminated in accordance with its terms, this Agreement shall terminate and be of no further force or effect and the parties hereto shall have no further obligations or liability hereunder, except for any rights Acquiror may have in respect of any breach by the Shareholder of his or her obligations hereunder.

         Section 3. Representations and Warranties of the Shareholder. The Shareholder represents and warrants to Acquiror that:

         (a) The Shareholder is the record owner of the Block Shares and the Block Shares represent all of the Company Common Stock or other voting securities of the Company owned beneficially or of record by the Shareholder;

         (b) The Shareholder has full legal power and authority to execute and deliver this Agreement;

         (c) The Block Shares are free and clear of all voting trust, voting agreement, proxies or similar arrangements; and

         (d)  The Shareholder has duly executed and delivered this Agreement.

         Section 4. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         Section 5. Notices. All notices, requests, claims, demands and other communications hereunder shall be effective upon receipt, shall be in writing and shall be delivered in person, by overnight courier service, or by mail (registered or certified mail, postage prepaid, return receipt requested) to the Shareholder at the address set forth below the Shareholder's name on the signature page hereof and to the Company as set forth in the Merger Agreement or to such other address as any party may have furnished to the other in writing in accordance herewith.

         Section 6. Binding Effect. This Agreement shall inure to the benefit of and, subject to applicable law, be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

         Section 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflict of laws thereof.

         Section 8. Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.

         Section 9. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

         Section 10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 11. Amendment; Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by Acquiror and the Shareholder, in the case of an amendment, or by the party which is the beneficiary of any such provision, in the case of a waiver or a consent to departure therefrom.

          Section 12. Entire Agreement. This Agreement set forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, covenants, arrangements, communications, representations and warranties, whether oral or written, by either party with respect thereto.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                        OLSTEN CORPORATION


                                        By: /s/ ANTHONY J. PUGLISI
                                           ------------------------------
                                           Name:  Anthony J. Puglisi
                                           Title:  Senior Vice President


                                        /S/ LISA MOORE TURANO
                                        ---------------------------------
                                        LISA MOORE TURANO

                                VOTING AGREEMENT

            VOTING AGREEMENT, dated May 28, 1996, between Olsten Corporation, a Delaware corporation ("Acquiror") and Donald Sanders, a shareholder (the "Shareholder") of Co-Counsel, Inc., a Texas corporation (the "Company").

                                  WITNESSETH:

            WHEREAS, simultaneously with the execution and delivery of this Agreement, Acquiror, the Company and Lawyers Acquisition Corp., a Texas corporation ("Merger Sub"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"); and

            WHEREAS, the Shareholder is the record and beneficial owner of 628,000 shares of the Company's Common Stock, par value $.01 per share (the "Block Shares");

            WHEREAS, approval of the Merger Agreement and the Merger by the Company's shareholders is a condition to the consummation of the Merger (as defined in the Merger Agreement); and

            WHEREAS, as a condition to its entering into the Merger Agreement, Acquiror has required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement.

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

            Section 1. Voting Agreement and Grant of Proxy.

           (a) The Shareholder hereby agrees that at any meeting of the shareholders of the Company, however called, and in connection with any action of the shareholders of the Company, the Shareholder shall vote the Block Shares and any other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder: (i) in favor of the Merger and (ii) against any proposal for any recapitalization, merger (other than the Merger), sale of assets or other business combination between the Company and any other person or entity (other than Acquiror or Merger Sale) or any other action or agreement that Acquiror notifies the Shareholder in writing before any vote could result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the Merger Agreement not being fulfilled.

       (b) Except as provided in his Section 1, the Shareholder hereby agrees that he or she shall not, and shall not offer or agree to, sell, transfer, tender, assign, pledge or otherwise dispose of, or grant any proxies with respect to, the Block Shares, or enter into any contract, option or other arrangement or understanding with respect to he sale, assignment, pledge or other disposition, directly or indirectly, of the Block Shares or other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder.

       (c) The Shareholder, by this Agreement, with respect to the Block Shares and any other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder, does hereby constitute and appoint Acquiror and Merger Sub, or any nominee of Acquiror and Merger Sub, with full power of substitution, from the date hereof to the earlier to occur of termination of this Agreement or the Effective Time, as his or her true and lawful attorney and proxy ("Proxy"), for and in the name, place and stead of the Shareholder, to demand that the Secretary of the Company call a special meeting of the shareholders of the Company for the purpose of considering any actions related to the Merger Agreement and the Plan of Merger (as defined in the Merger Agreement) and to vote each of the Block Shares and any other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder, at every annual, special or adjourned meeting of the shareholders of the Company, including the right to sign his or her name (as shareholder) to any consent, certificate or other document relating to the Company that the law of the State of Texas may permit or require: (i) in favor of the Plan of Merger and the Merger Agreement and (ii) against any proposal for any recapitalization, merger (other than the Plan of Merger), sale of assets or other business combination between the Company and any other person or entity (other than Acquior or Merger Sub) or any other action or agreement that Acquiror notifies the Shareholder in writing before any vote could result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the Merger Agreement not being fulfilled.

        (d) THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Shareholder acknowledges receipt and review of a copy of the Merger Agreement. The Shareholder hereby revokes all proxies heretofore made by him or her that are inconsistent with this Section 1.

        (e) The Shareholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Acquiror and Merger Sub the power to carry out and give effect to the provisions of this Agreement.

        (f) The Shareholder agrees that he or she will not vote any of the Block Shares or any other voting securities of the Company, whether heretofore or hereafter issued, which are held of record or beneficially by the Shareholder, at any annual, special or adjourned meeting of the shareholders of the Company, including the right to sign his or her name (as shareholder) to any consent, certificate or other document relating to the Company that the law of the State of Texas may permit or interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Merger Agreement.

        (g) The Company will cause each certificate of the Shareholder evidencing the Block Shares outstanding during the period that this Agreement is in effect to bear a legend in the following form:

       THE SHARES REPRESENTED BY THIS
       CERTIFICATE MAY NOT BE SOLD, EXCHANGED
       OR OTHERWISE TRANSFERRED OR DISPOSED OF
       EXCEPT IN COMPLIANCE WITH THE TERMS AND
       CONDITIONS OF AN AGREEMENT DATED
       MAY 24, 1996, AS IT MAY BE AMENDED,
       AMONG ACQUIROR, THE COMPANY AND
       LAWYERS ACQUISITION CORP. AND THE
       REGISTERED HOLDER OF THIS CERTIFICATE,
       A COPY OF WHICH IS ON FILE AT THE PRINCIPAL
       EXECUTIVE OFFICES OF THE ISSUER.

        Section 2. Term of Agreement. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been executed and delivered. If the Merger Agreement is terminated in accordance with its terms, this agreement shall terminate and be of no further force or effect and the parties hereto shall have no further obligations or liability hereunder, except for any rights Acquiror may have in respect of any breach by the Shareholder of his or her obligations hereunder.

        Section 3. Representations and Warranties of the Shareholder. The Shareholder represents and warrants to Acquiror that:

        (a) The Shareholder is the record owner of the Block Shares and the Block Shares represent all of the Company Common Stock or other voting securities of the Company owned beneficially or of record by the Shareholder;

        (b) The Shareholder has full legal power and authority to execute and deliver this agreement;

          (c) The Block Shares are free and clear of all voting trust, voting agreement, proxies or similar arrangements; and

          (d) The Shareholder has duly executed and delivered this Agreement.

          Section 4. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          Section 5. Notices. All notices, requests, claims, demands and other communications hereunder shall be effective upon receipt, shall be in writing and shall be delivered in person, by overnight courier service, or by mail (registered or certified mail, postage prepaid, return receipt requested) to the Shareholder at the address set forth below the Shareholder's name on the signature page hereof and to the Company as set forth in the Merger Agreement or to such other address as any party may have furnished to the other in writing in accordance herewith.

          Section 6. Binding Effect. This Agreement shall inure to the benefit of and, subject to applicable law, be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

          Section 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflict of laws thereof.

          Section 8. Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.

          Section 9. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

          Section 10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 11. Amendment; Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by Acquiror and the Shareholder, in the case of an amendment, or by the party which is the beneficiary of any such provision, in the case of a waiver or a consent to departure therefrom.

          Section 12. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, covenants, arrangements, communications, representations and warranties, whether oral or written, by either party with respect thereto.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto all as of the day and year first above written.

                                    OLSTEN CORPORATION


                                    By: /s/ ANTHONY J. PUGLISI
                                       ---------------------------------------
                                       Name:  Anthony J. Puglisi
                                       Title:  Senior Vice President


                                     /s/ DON A. SANDERS
                                    ------------------------------------------
                                     DONALD SANDERS





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